SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting   Material  pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12

                     Crazy Woman Creek Bancorp Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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

                               COMPANY LETTERHEAD



December 20, 2001



Dear Fellow Stockholder:

         We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company") to be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming, on January 23, 2002 at 3:00 p.m.

         The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                  Sincerely,


                                                  /s/Deane D. Bjerke
                                                  ------------------------------
                                                  Deane D. Bjerke
                                                  President

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 2002
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company"), will be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming on January 23, 2002, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company;
          2. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2002; and
          3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 3, 2001 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Greg L. Goddard
                                              ----------------------------------
                                              Greg L. Goddard
                                              Secretary
Buffalo, Wyoming
December 20, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 23, 2002
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, par value $0.10 per share ("Common Stock"), of Crazy Woman Creek Bancorp Incorporated (the "Company") which acquired all of the outstanding common stock of Buffalo Federal Savings Bank (the "Bank") issued in connection with the Bank's conversion from mutual to stock form in March 1996 (the "Conversion"). Proxies are being solicited by the board of directors of the Company (the "Board" or the "Board of Directors") to be used at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 23, 2002 at 3:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 20, 2001.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2002. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" Proposal I and "FOR" Proposal II at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 3, 2001 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 807,208 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors as stated in Proposal I, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors, by checking the appropriate box, stockholders may (i) vote "FOR" the ratification, (ii) vote "AGAINST" the ratification, or (iii) vote to "ABSTAIN" from voting on the ratification. Unless otherwise required by law, the ratification of auditors shall be determined by a majority of the total votes cast at the Meeting, in person or by proxy, without regard to either (a) broker non-votes, or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         As to other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on any other matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date.

                                                                             Percent of Shares of
                                        Amount and Nature of Beneficial          Common Stock
Name and Address of Beneficial Owner                Ownership                    Outstanding
------------------------------------    -------------------------------      --------------------
Buffalo Federal Savings Bank Employee               60,544(1)                        7.50%
Stock Ownership Loan ("ESOP")
106 Fort Street, P.O. Box 1020
Buffalo Wyoming  82834

Enterprise Group of Funds - Small
Company Value Fund                                  50,000(2)                        6.19%
3343 Peachtree Rd., N.E., Suite 450
Atlanta, Georgia  30326

Jeffrey L. Gendell                                  43,500(3)                        5.39%
200 Park Avenue
Suite 3900
New York, New York  10166

The Burton Partnership, Limited Partnership         65,000(4)                        8.05%
P.O. Box 4643
Jackson, Wyoming 83001

Gabelli Asset Management Inc.                       76,700(5)                        9.50%
One Corporate Center
Rye, New York 10580-1435

-------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of
     Directors has appointed a committee consisting of the non-employee directors of the Company to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 18,202 shares have been allocated under the ESOP to participant accounts.
(2)  Based on Schedule 13G filed with the SEC on May 25, 2001.
(3)  Based on Schedule 13D filed with the SEC on June 18, 2001.
(4)  Based on Schedule 13D filed with the SEC on April 20, 1999.
(5)  Based on an amended Schedule 13D filed with the SEC on February 5, 2001.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock.

         Based upon a review of the copies of the beneficial ownership forms furnished to the Company, or written representations from certain reporting persons that no additional Forms 5 were required, the Company believes that, aside from the three filings of Forms 5 during the fiscal year, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2001 fiscal year. Executive Vice President Gannon had one reportable transaction on Form 3 and Form 4 that were not timely filed, Senior Vice President Griffith had one reportable transaction and Form 4 that were not timely filed and Vice President Snyder had one reportable transaction and one Form 4 that was not timely filed. Such persons subsequently reported their transactions on a Form 5 filed with the Commission.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members.

         Richard Reimann and Sandra K. Todd have been nominated by the Board of Directors to serve as directors. Mr. Reimann and Ms. Todd are currently members of the Board and have been nominated for three-year terms to expire in 2005. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office and the non-director executive officers of the Company, their name, age, the year they first became a director or officer of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. The table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a director of the Bank.

                                                          Year First       Current             Common Stock
         Name of Individual or                            Elected or       Term to        Beneficially Owned (3)
      Number of Persons in Group           Age (1)       Appointed(2)       Expire           Shares          %
      --------------------------           -------       ------------       ------        -------------   ------
Board Nominees for Term to Expire in 2005
Richard Reimann                              66              1978            2002          18,406(5)(6)     2.28%
Sandra K. Todd                               55              1996            2002          17,261(5)(6)     2.03%
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED NOMINEES FOR DIRECTOR

Directors Continuing in Office
Deane D. Bjerke                              54              1996            2003          20,122(4)        2.49%
Thomas J. Berry                              53              1995            2003          17,706(5)(6)     2.19%
Greg L. Goddard                              54              1989            2004          18,406(5)(6)     2.28%
Douglas D. Osborn                            67              1995            2004          18,406(5)(6)     2.28%
All directors and executive officers                                                      129,562(7)       16.05%
as a group (9 persons)

-----------------
(1)  As of September 30, 2001.
(2) Refers to the year the individual first became a director or officer of the Company or the Bank, whichever is earlier.
(3) Beneficial ownership as of the Voting Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Options that are exercisable within 60 days of the Voting Record Date are assumed to be outstanding in calculating beneficial ownership.
(4) Includes 4,584 shares allocated under the ESOP. Includes options to purchase 8,270 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "--Compensation of Directors and Executive Officers--Executive Compensation--Summary Compensation Table."
(5) Excludes 60,544 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. As of the Voting Record Date, 18,202 shares have been allocated under the ESOP to participant accounts.
(6) Includes options to purchase 5,290 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "--Compensation of Directors and Executive Officers--Director Compensation--Stock Benefits."
(7) Includes 3,200 shares of restricted stock awarded under the MSBP that have been awarded by are not vested. Includes options to purchase 43,914 shares of Common Stock that are exercisable within 60 days of the Voting Record Date. See "Compensation of Directors and Executive Officers--Benefits--1996 Stock Option Plan." Includes 9,974 shares allocated to executive officers under the ESOP.

         The business experience of each nominee for director, director, and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

         Richard Reimann has been a Director of the Bank since 1978 and of the Company since its incorporation in December 1995. He has been an owner of Reimann Oil Co., Inc. since 1960. He is a member of the Buffalo Rotary Club and Buffalo Chamber of Commerce and is past director of Big Horn Economic Development Corporation, a local economic development group.

         Sandra K. Todd has been a Director of the Bank and the Company since January 1996. She and her husband have been owners of The Sports Lure, Buffalo, Wyoming, a sporting goods store, since 1968. She serves on the advisory boards of Buffalo School District and the Johnson County Memorial Hospital and is a member of the Discover Buffalo Promotion Committee.

         Deane D. Bjerke has been with the Bank since 1987 and since November 1995, he has served as the President and Chief Executive Officer of the Bank and the Company. In April 1996 he became a Director. Prior to November 1995, Mr. Bjerke served as the Bank's Executive Vice President. He is a member of the local Kiwanis Club, past Chairman of the Johnson County Library Board of Directors, a member of the Buffalo Housing Authority, and Joint Powers Board for the Regional Museum.

         Thomas J. Berry has been a Director of the Bank and the Company since 1995. He is a Veterinarian and major stockholder of Big Horn Veterinary Hospital, and has been in that position since 1976. He is a member of the local Hospital Board and Fire Department.

         Greg L. Goddard has been the Secretary and Director of the Bank since 1989 and of the Company since its incorporation in December 1995. He is a partner of the law firm Goddard, Perry & Vogel and has been with the firm for 20 years. Mr. Goddard was Johnson County Attorney for 23 years. The law firm of Goddard, Perry & Vogel has done limited legal work for the Bank.

         Douglas D. Osborn has been a Director of the Bank and the Company since 1995. He has been the co-owner of Big Horn Highlands Ranch for the past eight years. He has served as a member of the Johnson County Planning Commission, Chairman of the Johnson County Republican Party, Moderator of The Union Congregational Church and President of the American Highlands Cattle Association. In November 2000, Mr. Osborn was re-elected to a two-year term in the House of Representatives of the Wyoming State Legislature. He has held this office since January 1997.

Executive Officers Who Are Not Directors:

         Arnold R. Griffith, Jr. has been with the Bank since 1979. He currently serves as the Senior Vice President and Senior Lending Officer. Prior to holding his current position, he served as president of the Bank from March, 1991 to November, 1995. In addition to these positions, he previously held the position of Executive Vice President. Mr. Griffith is a member of the Buffalo Rotary Club and is the Treasurer of the Episcopal Church. He is a past member of the Board of Directors of the Buffalo Children's Center and the Johnson County Red Cross.

         John B. Snyder has served as the Vice President and Chief Financial Officer of the Company and the Bank since June 1998. Prior to joining the Bank, Mr. Snyder was a staff accountant from July 1996 for Macy, Mason, Schwartzkopf & Killmer, LLC, Casper, Wyoming and a staff accountant for McGladrey & Pullen, LLP, Casper, Wyoming from December 1993 to June 1996. He is on the Board of Directors of the local Kiwanis Club, a volunteer for the local Hospice Chapter and a member of the Knights of Columbus. He is a past member of the Board of Directors and Treasurer of the Buffalo Children's Center.

         Mark A. Gannon has served as the Executive Vice President of the Company and the Bank since April 2000. Prior to that he was a Branch President with Community First Bancshares in Lemmon, SD for twelve years. Previous positions include Regional Credit Administrator with Community First, Special Assets Manager for both First Bank System and Farm Credit Services. Mr. Gannon holds a Series 7 securities license and is a graduate of the Colorado Graduate School of Banking. He is a member of the Lions Club and Buffalo Chamber of Commerce Ambassadors Group.

Nominations for Directors

         Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the board of directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth such information as required by Article II, Section 15 of the Company's Bylaws.

         The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of Article II, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2001, the Board of Directors of the Company held 12 regular meetings and two special meetings and the Board of Directors of the Bank held 12 regular meetings and two special meetings. Other than Director Osborn, no director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended September 30, 2001.

         The Nominating Committee is comprised of at least three directors on a rotating basis. The Committee meets annually to nominate directors for the upcoming year. Their recommendations are presented to the regular board during the annual meeting.

         The Audit Committee is comprised of five non-officer members of the Board of Directors. The Board of Directors has determined that a majority of the members of the Audit Committee are independent in accordance with the requirements of the Nasdaq Stock Market. The Board of Directors have adopted a written audit charter. The Audit Committee reviews the Company's annual audited financial statements, discusses the audit report and findings with the Company's accountants, KPMG LLP, and consults with management prior to their filing or distribution. The committee also on a quarterly basis reviews the 10-QSB with KPMG, before filing or distribution. The Committee met four times during fiscal year 2001.

Report of the Audit Committee

         For the fiscal year ended September 30, 2001, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, KPMG LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from KPMG LLP disclosures regarding KPMG's independence as required by Independence Standards Board Standard No. 1 and discussed with KPMG their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

         Members of the Audit Committee:

         Richard  Reimann
         Douglas D. Osborn
         Thomas J. Berry
         Greg L. Goddard
         Sandra K. Todd

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $38,725.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2001.

         All Other Fees. The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended September 30, 2001 were $7,810.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

--------------------------------------------------------------------------------
                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Director Compensation

         Directors' Fees. The directors of the Company do not presently receive compensation for their services as a director of the Company. Such directors receive compensation for services as members of the Board of Directors of the Bank. For fiscal year 2001, the Chairman was paid a fee of $700 per month and each other director received a monthly fee of $600. No additional fees are paid for attendance at committee meetings. For the year ended September 30, 2001, total fees paid by the Bank to directors were $37,200.

         Stock Benefits. On October 2, 1996, the date of stockholder approval of the MSBP, each non-employee director of the Company received 2,116 shares of restricted stock under the MSBP. These shares become non-forfeitable at a rate of 20% annually on and after October 2, 1997. In addition, on October 2, 1996, the date of stockholder approval of the Option Plan, each non-employee director of the Company received stock options to purchase 5,290 shares of Common Stock at the then current fair market value ($11.75 per share). Such options are first exercisable at a rate of 20% annually on and after October 2, 1997. See "-- Benefits -- 1996 Stock Option Plan" and "-- Management Stock Bonus Plan."

Executive Compensation

         Generally. The Company has no employees and instead relies upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers, and employees is paid by the Bank. The Company and the Bank have entered into an agreement whereby the Bank is reimbursed by the Company for the use of Bank employees.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Bank. No executive officer of the Bank had a salary and bonus during the fiscal year ended September 30, 2001 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                                                                   Long-Term Compensation
                                                  Annual Compensation                      Awards
                                         -------------------------------------   --------------------------
                                                                                  Restricted      Shares
                                Fiscal                            All Other         Stock       Underlying    Other Annual
Name and Principal Position      Year     Salary     Bonus     Compensation(1)    Awards ($)    Options (#)   Compensation
---------------------------      ----     ------     -----     ---------------    ----------    -----------   ------------

Deane D. Bjerke, President       2001    $66,000    $2,766         $7,217           --              --          $10,759(2)
                                 2000    $60,600    $1,000         $6,321           --              --          $10,400(2)
                                 1999    $55,600    $1,000         $5,481           --              --          $12,844(2)

-----------------
(1) Consists of health and life insurance premiums paid on behalf of the executive.
(2) Represents the fair market value (as expensed by the Company) of shares of Common Stock allocated to Mr. Bjerke under the ESOP in calendar 1998, 1999 and 2000, respectively.

         Severance Agreement. The Bank entered into severance agreements with Deane D. Bjerke, President and four other officers of the Bank ("the Officers"). The severance agreements are for terms of three years ending in 2004 and may be extended by the Board of Directors for an additional period of one year annually thereafter. The agreement may be terminated by the Bank for "just cause" as defined in the agreement. The agreement contains a provision stating that in the event of termination of employment in connection with any change in control of the Bank, these individuals will be paid in a lump sum an amount equal to 2.99 times their five year average compensation or the annualized average salary since employment with the company. In the event of a change in control of the Bank at September 30, 2001, Mr. Bjerke and the Officers would have been entitled to an aggregate lump sum payment of approximately $198,000 and $841,000 respectively. The aggregate payments under such provisions would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreements will be reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of satisfactory performance within the Board's sole discretion.

Benefits

         1996 Stock Option Plan. The Company's Board of Directors adopted the Crazy Woman Creek Bancorp Incorporated 1996 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at a special meeting of stockholders held on October 2, 1996. Pursuant to the Option Plan, 105,800 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. The awards vest 20% per year beginning on the first anniversary of stockholder approval of the Option Plan and 20% of the initial grant each anniversary thereafter.

                                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
                 --------------------------------------------------------------------------------
                                                              Number of Securities       Value of Unexercised
                                                             Underlying Unexercised         In-The-Money
                                                                  Options/SARs              Options/SARs
                                                                  at FY-End (#)(1)        at FY-End ($)(1)(2)
                      Shares Acquired        Value         -------------------------    -------------------------
Name                  on Exercise (#)      Realized ($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                  ---------------      ------------    -------------------------    -------------------------

Deane D. Bjerke            7,600            28,194              8,270 / --                 $ 6,202 / $  --

-------------
(1)  No Stock  Appreciation  Rights  (SARs) have been  awarded  under the Option
     Plan.
(2) Based upon an exercise price of $11.75 per share and closing price of $12.50 as of September 30, 2001.

         Management Stock Bonus Plan. The Board of Directors of the Company adopted the Management Stock Bonus Plan ("MSBP"), as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The Bank contributed sufficient funds to the MSBP Trusts to enable the MSBP Trusts to purchase 42,320 shares of Common Stock (4% of the amount of Common Stock sold in the Conversion). Awards under the MSBPs were made in recognition of prior and expected future services to the Bank of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. The awards vest 20% per year beginning on the first anniversary of stockholder approval of the MSBP and 20% of the initial grant each anniversary thereafter.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Bank during the fiscal year ended September 30, 2001 consisted of Directors Reimann, Berry, Goddard, Osborn and Todd, all non-employee members of the Board of Directors of the Company.

Certain Relationships and Related Transactions

         Except for loans made by the Bank in the ordinary course of business, no directors, executive officers or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $100,000 during the fiscal year ended September 30, 2001. Furthermore, the Bank had no "interlocking" relationships existing on or after October 1, 2001 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Such loans
(a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to the Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. Loans to officers and directors of the Bank and their affiliates, amounted to approximately $402,000 or 3.38% of the Bank's total stockholders' equity at September 30, 2001.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         KPMG LLP was the Company's independent auditor for the 2001 fiscal year. The Board of Directors has renewed the Company's arrangement with KPMG LLP to be its auditors for the 2002 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         In  the  event  the   appointment  of  KPMG  LLP  is  not  ratified  by
stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE 2002 FISCAL YEAR.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The audited financial statements of the Company for its fiscal year ended September 30, 2001, prepared in conformity with accounting principles generally accepted in the United States of America, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Annual Report to Stockholders may be obtained by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

         Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB (without exhibits) filed with the SEC under the 1934 Act for the year ended September 30, 2001. Upon written request and a payment of a copying charge of $0.25 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Greg L. Goddard, Secretary, Crazy Woman Creek Bancorp Incorporated, 106 Fort Street, P.O. Box 1020, Buffalo, Wyoming 82834-1020.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement; however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 2002, any stockholder proposal to take action at such meeting must be received at the Company's main office at 106 Fort Street, P.O. Box 1020, Buffalo, Wyoming 82834-1020 by August 27, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act and the Company's Bylaws.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2002, will only be considered at the annual meeting to be held in 2003 if the stockholder submits notice of the proposal to the Company at the above address by November 23, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2003 annual meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/Greg L. Goddard
                                       -----------------------------------------
                                       GREG L. GODDARD
                                       SECRETARY
Buffalo, Wyoming
December 20, 2001

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                         106 FORT STREET, P.O. BOX 1020
                           BUFFALO, WYOMING 82834-1020
                                 (307) 684-5591
--------------------------------------------------------------------------------
                                JANUARY 23, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Crazy Woman Creek Bancorp Incorporated (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 23, 2002 at 3:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR   WITHHELD
                                                      ---   --------

1. The election as director of all nominees listed below for three year terms to expire in 2005:

         Richard Reimann                              |_|     |_|
         Sandra K. Todd                               |_|     |_|

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------   nominee's name on the line provided below.


        -------------------------------------

                                                      FOR   AGAINST   ABSTAIN
                                                      ---   -------   -------
2.        The ratification of the appointment of
          KPMG LLP as independent auditors
          of Crazy Woman Creek Bancorp
          Incorporated for the fiscal year ending
          September 30, 2002.                         |_|     |_|       |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the signatory(ies) be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting and a Proxy Statement dated December 20, 2001 and Annual Report to Stockholders.


                                                 Please check here if you
Dated:                                      |_|  plan to attend the Meeting.



-----------------------------------         ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



-----------------------------------         ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------